UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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Cracker Barrel Old Country Store, Inc.

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On October 29, 2024, the following presentation was posted by Cracker Barrel Old Country Store, Inc. (the “Company”) to its proxy solicitation campaign website at www.crackerbarrelshareholders.com (the “Campaign Website”).

OCTOBER 2024 REINVIGORATING A CHERISHED BRAND TO CARVE NEW PATHS OF GROWTH & USHER IN THE NEXT ERA OF VALUE CREATION

FORWARD LOOKING STATEMENTS Forward-Looking Statements Except for specific historical information, certain of the matters discussed in this presentation may express or imply projections of items such as revenues or expenditures, statements of plans and objectives or future operations or statements of future economic performance. These and similar statements regarding events or results that Cracker Barrel Old Country Store, Inc. (“Cracker Barrel” or the “Company”) expects will or may occur in the future are forward-looking statements concerning matters that involve risks, uncertainties and other factors which may cause the actual results and performance of the Company to differ materially from those expressed or implied by such forward-looking statements. All forward-looking information is provided pursuant to the safe harbor established under the Private Securities Litigation Reform Act of 1995 and should be evaluated in the context of these risks, uncertainties and other factors. Forward-looking statements generally can be identified by the use of forward-looking terminology such as "trends," "assumptions," "target," "guidance," "outlook," "opportunity," "future," "plans," "goals," "objectives," "expectations," "near-term," "long-term," "projection," "may," "will," "would," "could," "expect," "intend," "estimate," "anticipate," "believe," "potential," "regular," "should," "projects," "forecasts," or "continue" (or the negative or other derivatives of each of these terms) or similar terminology. The Company believes that the assumptions underlying any forward-looking statements are reasonable; however, any of the assumptions could be inaccurate, and therefore, actual results may differ materially from those projected in or implied by the forward-looking statements. In addition to the risks of ordinary business operations, factors and risks that may result in actual results differing from this forward-looking information include, but are not limited to risks and uncertainties associated with inflationary conditions with respect to the price of commodities, ingredients, transportation, distribution and labor; disruptions to the Company’s restaurant or retail supply chain; the Company’s ability to manage retail inventory and merchandise mix; the Company’s ability to sustain or the effects of plans intended to improve operational or marketing execution and performance, including the Company’s strategic transformation plan; the effects of increased competition at the Company’s locations on sales and on labor recruiting, cost, and retention; consumer behavior based on negative publicity or changes in consumer health or dietary trends or safety aspects of the Company’s food or products or those of the restaurant industry in general, including concerns about outbreaks of infectious disease; the effects of the Company’s indebtedness and associated restrictions on the Company’s financial and operating flexibility and ability to execute or pursue its operating plans and objectives; changes in interest rates, increases in borrowed capital or capital market conditions affecting the Company’s financing costs and ability to refinance its indebtedness, in whole or in part; the Company’s reliance on a single distribution facility and certain significant vendors, particularly for foreign-sourced retail products; information technology disruptions and data privacy and information security breaches, whether as a result of infrastructure failures, employee or vendor errors or actions of third parties; the Company’s compliance with privacy and data protection laws; changes in or implementation of additional governmental or regulatory rules, regulations and interpretations affecting tax, health and safety, animal welfare, pensions, insurance or other undeterminable areas; the actual results of pending, future or threatened litigation or governmental investigations; the Company’s ability to manage the impact of negative social media attention and the costs and effects of negative publicity; the impact of activist shareholders; the Company’s ability to achieve aspirations, goals and projections related to its environmental, social and governance initiatives; the Company’s ability to enter successfully into new geographic markets that may be less familiar to it; changes in land, building materials and construction costs; the availability and cost of suitable sites for restaurant development and the Company’s ability to identify those sites; the Company’s ability to retain key personnel; the ability of and cost to the Company to recruit, train, and retain qualified hourly and management employees; uncertain performance of acquired businesses, strategic investments and other initiatives that the Company may pursue from time to time; the effects of business trends on the outlook for individual restaurant locations and the effect on the carrying value of those locations; general or regional economic weakness, business and societal conditions and the weather impact on sales and customer travel; discretionary income or personal expenditure activity of the Company’s customers; implementation of new or changes in interpretation of existing accounting principles generally accepted in the United States of America ("GAAP"); and other factors described from time to time in the Company’s filings with the Securities and Exchange Commission (the “SEC”), press releases, and other communications. Any forward-looking statement made by the Company herein, or elsewhere, speaks only as of the date on which made. The Company expressly disclaims any intent, obligation or undertaking to update or revise any forward-looking statements made herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based. Important Additional Information and Where to Find It On October 9, 2024, Cracker Barrel filed a definitive proxy statement on Schedule 14A (the “Proxy Statement”) and an accompanying WHITE proxy card in connection with the solicitation of proxies for the 2024 Annual Meeting of Cracker Barrel shareholders (the “Annual Meeting”). INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain copies of these documents and other documents filed with the SEC by Cracker Barrel for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge in the Investors section of Cracker Barrel’s corporate website at www.crackerbarrel.com. Participants Cracker Barrel, its directors and its executive officers will be participants in the solicitation of proxies from Cracker Barrel shareholders in connection with the matters to be considered at the Annual Meeting. Information regarding the names of Cracker Barrel’s directors and executive officers and certain other individuals and their respective interests in Cracker Barrel by security holdings or otherwise is set forth in the Proxy Statement. To the extent holdings of such participants in Cracker Barrel's securities have changed since the amounts described in the Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3, Statements of Change in Ownership on Forms 4 or Annual Statement of Changes in Beneficial Ownership of Securities on Forms 5 filed with the SEC. Copies of these documents are or will be available at no charge and may be obtained as described in the preceding paragraph. Third Party Information Certain information contained in this presentation includes data or information that has been obtained from or is based upon information from third party sources or publicly available filings made by third parties with the SEC. Although the information is believed to be reliable, neither Cracker Barrel nor its agents have independently verified the accuracy, currency, or completeness of any of the information from third party sources referred to in this presentation or ascertained from the underlying economic assumptions relied upon by such third party sources. Cracker Barrel and its agents disclaim any responsibility or liability whatsoever in respect of any such information derived from such third party sources. Non-GAAP Financial Measures This presentation contains certain non-GAAP financial measures, such as adjusted EBITDA. Such non-GAAP financial measures are not prepared in accordance with GAAP and have important limitations as analytical tools. Non-GAAP financial measures are supplemental, should only be used in conjunction with results presented in accordance with GAAP and should not be considered in isolation or as a substitute for such GAAP results. In addition, such non-GAAP financial measures may not be calculated in the same manner as similarly titled non-GAAP financial measures presented by other companies. For a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measure, see the Non-GAAP Reconciliations section of this presentation. 2

After fairly evaluating all of his nominees, we decided to recommend that one of Biglari’s own nominees, Michael Goodwin, join the Board – after appointing Jody Bilney to the Board in 2022 as part of a settlement agreement with Biglari. The Board recommends the election of its 10 recommended nominees who we believe have the best qualifications to grow the value of your Cracker Barrel investment. By contrast, we believe Mr. Biglari and Ms. Alberti-Perez would be value destructive. Afte to r Mic app a se The reco bes Bar and The Cracker Barrel Board has taken and continues to take deliberate and thoughtful actions to drive growth and value creation to address post-pandemic performance. Our new CEO, Julie Masino, and bolstered leadership team are executing a strategic transformation plan informed by months of data-driven analysis and customer insights. This plan has the unanimous support of the Board, including Biglari's own director nominee appointed by Cracker Barrel in 2022. We are in the early innings of this transformation – with positive signs that we are on the right path. WE ARE HERE Source: Public filings and company website as of October 2024. The tak and per Ou tea info ins Boa app We pos This is the 7th time Biglari has pursued a proxy contest in the past 13 years. Each time his prior contests came to a vote, shareholders rejected Biglari’s nominees and positions by significant and widening margins. Biglari’s insistence on another proxy contest appears to be about self-interest – NOT the best interests of all shareholders. Nevertheless, the Board interviewed all of Biglari’s nominees and made multiple settlement offers that included appointing two of his nominees to the Board. Biglari rejected all offers and made clear that his overriding goal was to personally join the Board. s and company website as of October 2024. We are asking for your support of CRACKER BARREL’S 10 RECOMMENDED NOMINEES to ensure we can continue to execute our plan without interruption for the benefit of all shareholders. 3

EXECUTIVE SUMMARY • We recognized our post-pandemic challenges and underperformance and appointed Julie Masino as CEO in FY 2024 to lead a new chapter of growth and innovation. • Julie and the Board, with the assistance of top-tier external advisors, worked for months to conduct a thorough review of strategy and brand position, which informed the design and implementation of a strategic transformation plan. • We are now in the early innings of execution of the plan, which is unanimously supported by the full Board, including Biglari’s nominee from 2022, Jody Bilney. • This strategic transformation plan is about reinvigorating a beloved brand and making operational changes to adjust our business model to today’s reality – it is not a financial “turnaround.” The Board has taken aggressive steps to enhance performance • The strategic transformation plan is focused on key brand and operational changes that will restore growth and profitability by driving relevance and delivering an experience guests love. It honors what guests cherish about Cracker Barrel while also opening the door to a new community of guests. • It includes five pillars and specific initiatives aimed at: refining the brand; enhancing the menu; evolving the store and guest experience; winning in digital and off-premise; and elevating the employee experience. • We are seeing the plan take hold, as discussed on our last earnings call. Our strategic transformation plan is the right plan Our plan is working — don’t jeopardize the momentum • The Board and leadership team are working with urgency to deliver on Cracker Barrel’s promise, carve new paths for growth, and usher in the next era of value creation for Cracker Barrel shareholders. • We believe the election of Sardar Biglari and Milena Alberti-Perez would endanger the progress we are seeing and jeopardize value creation. • We are asking for your support to ensure this critical work can continue uninterrupted. 4

EXECUTIVE SUMMARY • We agreed to put Jody Bilney on our Board in 2022 as part of a settlement with Biglari. • The Board interviewed all four of Biglari’s original independent nominees, and made multiple settlement offers that included offering to appoint two of his original nominees to the Board. Biglari owns less than 10% of our stock – we offered nominees that would represent 30% of the Board. • Biglari rejected these offers outright – and has made it clear his overriding goal is to personally join the Board. Biglari already has a director on the Board and we made multiple settlement attempts to avoid another proxy contest X Biglari offers no substantive solutions to Cracker Barrel's challenges. He has demonstrated a shallow and outdated understanding of our guests, our operations, our industry, and the work we are doing. X Biglari’s track record in restaurants is terrible. Under his leadership, Steak ’n Shake’s traffic and same store sales (“SSS”) significantly declined and revenue has fallen by a 20.6%1 CAGR since 2018. Western Sizzlin’ system sales fell by ~50% and only 33 units remain as of June 2024. X Biglari’s focus at Cracker Barrel and other companies where he has been involved appears to be on gains for himself and his fund at the expense of other shareholders. We believe that his goal is to extract capital from the business, not invest in its growth. Biglari’s ideas risk destroying shareholder value Cracker Barrel’s recommended nominees are the right ones to advance our transformation • Our recommended nominees bring the necessary experience to oversee the Company’s transformation, return the business to growth, and deliver enhanced value for all shareholders. • If all 10 recommended nominees are elected to the Board, none will have joined before 2017, and eight will have joined since the beginning of 2020. • Importantly, two of the Board’s recommended nominees were originally put forward by Biglari – clear evidence of our Board’s openness to shareholder feedback and outside perspective, no matter the source. 5 1. Decrease in revenues due to reduced traffic, franchising and reduced units.

We are executing a long-term strategic transformation plan that will return Cracker Barrel to growth and profitability

7 CRACKER BARREL 44 STATES 658 CRACKER BARREL STORES $676M RETAIL BUSINESS 20% OFF-PREMISE CHANNEL SALES FY 2024 $5.2M AVERAGE STORE VOLUME $3.4B REVENUE $41M NET INCOME $212M ADJUSTED EBITDA1 Source: Public filings and company website. 1. 1. Adjusted EBITDA is a non-GAAP financial measure. For a definition of this non-GAAP measure and a reconciliation of this non-GAAP measure to the most directly comparable GAAP measure, please refer to the Non-GAAP Reconciliations section of this presentation.

CRACKER BARREL IS A SPECIAL AND DIFFERENTIATED BRAND WITH UNIQUE ATTRIBUTES THAT DRIVE OUR DIRECTORS’ SKILL NEEDS 8 1. Source: Black Box Intelligence, as of the week ending October 6, 2024 EVERYDAY VALUE leveraged to drive traffic, not discounting LOW AVERAGE CHECK SIZE WITH HIGH VOLUMES Cracker Barrel average check size $14.58 vs. Casual Dining at $25.981 A BELOVED BRAND with 55 years of history LOYAL CUSTOMER BASE with over 200 million guest visits per year AMERICAN STAPLE that is well-known and recognized nationwide OVER 6 MILLION registered loyalty program members HIGHLY EXPERIENTIAL BRAND with significant, profitable, and complex retail component comprising ~20% of sales MANY LOCATIONS ALONG INTERSTATE TRAVEL CORRIDORS 100% COMPANY-OWNED units; no franchisees

THE BOARD RECOGNIZED THE NEED FOR CHANGE AND Casual dining trends, cost structures, and consumer behaviors have changed, particularly post-pandemic Cracker Barrel needs to refresh our brand and experience to delight existing guests and attract new ones Brand and business model investments are needed to adapt to new generation of guests 9

THE BOARD RECRUITED CEO JULIE MASINO TO CHART A 10 25+ years of experience driving innovation and growth for globally loved and recognized restaurant and retail brands As President of International of Taco Bell, she led the expansion of the division to over 1,000 restaurants in 32 countries Previously, as North America President of Taco Bell, she delivered eight consecutive quarters of positive comp growth while launching culinary, technology, and business model innovations Previously served in various leadership roles at Starbucks, Mattel, and as CEO of Sprinkles Cupcakes

11 THE BOARD, JULIE AND THE LEADERSHIP TEAM UNDERTOOK A COMPREHENSIVE, DATA-DRIVEN REVIEW OF OUR BUSINESS The primary reasons why guests are dining less frequently at Cracker Barrel are addressable – speed, value, food quality, menu, and atmosphere are driving factors RESEARCH APPROACH AND METHODOLOGY…. Internal Interviews Industry Expert Interviews Customer Surveys Site Visits Consumer Data and Industry Analysis Looking inside and outside Cracker Barrel’s traditional customer base to understand motivations for restaurant choice FOCUSED ON GAINING A BETTER UNDERSTANDING OF FAMILY AND CASUAL DINING INDUSTRY GUESTS… Using data insights to better understand Cracker Barrel’s value proposition Gaining greater understanding of the key drivers that improve guest experience and traffic PROVIDED KEY INSIGHTS REITERATED BRAND STRENGTHS IDENTIFIED CORE OPPORTUNITIES Customer interviews confirmed Cracker Barrel’s strong value proposition still resonates - they highlighted the homestyle cooking, consistency, perceived value, hospitality, and homey feel CRACKER BARREL IS BELOVED AND CAN BE REINVIGORATED

OUR STRATEGIC TRANSFORMATION PLAN IS DESIGNED TO DRIVE GROWTH AND PROFITABILITY ANCHORED ON THREE OVERARCHING BUSINESS IMPERATIVES… Driving relevancy Delivering food and experiences guests love Growing profitability 12 …AND BUILT ON FIVE PILLARS THAT ARE SUPPORTED BY 20 SPECIFIC INITIATIVES AND ENABLERS Refining the brand Enhancing the menu Evolving the store & guest experience Winning in digital & off-premise Elevating the employee experience

Enhancing 2 the Menu 13 FIVE PILLARS SUPPORTED BY MULTIPLE INITIATIVES AND ENABLERS Evolving the Store & Guest Experience Winning in Digital & Off-Premise 3 4 Refining 1 the Brand Brand Refresh Ignite Cracker Barrel Fandom Elevated Guest Journey Elevating the Employee Experience 5 Menu of the Future Menu Management / Back-of-House Optimization Strategic Pricing Execution Excellence Refresh the Estate Next Gen Format Transform Retail Customer Activation & Loyalty Category Leading Delivery / To-Go Catering Reset Employee Value Proposition Modernized Training & Tools Transformed Manager Experience Transformation System Tech Modernization Margin Optimization Testing 13 ENABLERS

OUR STRATEGIC TRANSFORMATION PLAN TOUCHES EVERY PART OF OUR BUSINESS 14 Source: Public filings as of October 2024. We are modernizing and refreshing the Cracker Barrel brand REFINING THE BRAND Updating brand platform and positioning • Research revealed strong foundation of customer love and brand affinity Completed new customer segmentation strategy for enhanced targeting Improving allocation of marketing and advertising spend across channels

Enhanced culinary innovation and new menu item introduction process • Largest proprietary guest research in brand history resulted in 60+ items added to innovation pipeline • New menu items for lunch and dinner, leading to 4% increase in year-over-year day part traffic Introduced new menu architecture and design, improving value scores despite taking additional price Optimizing back of house strategy to drive efficiency, enhance product quality and taste, and simplify execution in restaurants OUR STRATEGIC TRANSFORMATION PLAN TOUCHES EVERY PART OF OUR BUSINESS 15 Source: Public filings as of October 2024. We are reimagining our menu to highlight signature dishes, while adding craveable and ownable new items that drive repeat traffic. Additionally, we are improving our scratch-made processes and strategic pricing capabilities. ENHANCING THE MENU Supply chain innovations to deliver significant cost savings

OUR STRATEGIC TRANSFORMATION PLAN TOUCHES EVERY PART OF OUR BUSINESS 16 Source: Public filings as of October 2024. We are focusing on operations, returning our stores to brand standards, and undertaking a targeted, efficient approach to store refreshes and remodeling Focusing on metrics that matter • Improved Google Star rating to 4.2; highest correlation with SSS growth • Internal net sentiment scores hit highest levels • Seat-to-eat times improved 7%, one of the biggest pain points for our guests Making needed investments in maintenance and facilities 25+ remodels planned for FY 2025 that enable the team to test different configurations and spend/investment levels to optimize the ROIC for shareholders and speed to market for the future EVOLVING THE STORE AND GUEST EXPERIENCE

OUR STRATEGIC TRANSFORMATION PLAN TOUCHES EVERY PART OF OUR BUSINESS 17 Source: Public filings as of October 2024. WINNING IN DIGITAL AND OFF-PREMISE We have launched a rewards program to delight guests while providing robust data and insights to drive the business as we continue to invest in other technology systems Over 6 million registered members in just one year, more members than initial projections Rewards delivering incremental traffic, gross sales, net sales, restaurant and retail transactions • 50% more visits and 10% higher check size from members versus non-members • Members also spend 40% more in the retail department than non-members • Rewards members showing greater frequency and overall basket spend Investing in technology systems to enhance guest experience and streamline operations Unique program where guests have ability to earn and redeem on both restaurant and retail purchases

OUR STRATEGIC TRANSFORMATION PLAN TOUCHES EVERY PART OF OUR BUSINESS 18 Source: Public filings as of October 2024. ELEVATING THE EMPLOYEE EXPERIENCE We are making efforts to ensure our people feel valued and giving them the tools they need to succeed and take even better care of our guests Introducing enhanced tools, processes, and store environment to improve employee experience New training and improved processes to enhance manager experience • Hourly team member turnover improved by 13 percentage points in Q4 of FY 2024, reducing costs • Reduced management turnover by 5 percentage points, retaining key leaders creating operational stability

TRANSFORMATION PLAN PUTS CRACKER BARREL ON A CLEAR PATH TO ACHIEVE OUR FY 2027 FINANCIAL TARGETS

FY 2027 TARGETS

REVENUE ($B)



5.6%
CAGR3
$3.47B
$3.40B – $3.50B
$3.80B – $3.90B
FY 2024
FY 2025
FY 2027

NET INCOME / ADJUSTED EBITDA[1] ($M)



Net Income
Adjusted EBITDA
38.8%
CAGR3
$40.90M
$211.62M
$200M - $215M2
$375M - $425M2
FY 2024
FY 2024
FY 2025
FY 2027

1. Adjusted EBITDA is a non-GAAP financial measure. For a definition of this non-GAAP measure and a reconciliation of this non-GAAP measure to the most directly comparable GAAP measure, please refer to the Non-GAAP Reconciliations section of this presentation.
2. The Company is not able to reconcile the forward-looking estimate of adjusted EBITDA set forth above to a forward-looking estimate of net income, the most directly comparable estimated measure calculated in accordance with GAAP, without unreasonable efforts because the Company is unable to predict, forecast or determine the probable significance of certain items impacting these estimates, including interest expense, taxes, closure and impairment charges and share based compensation, with a reasonable degree of accuracy. Accordingly, the most directly comparable forward-looking GAAP estimate is not provided.
3. The CAGR calculation uses the midpoint of the ranges for the forward-looking estimates presented.

19

DISCIPLINED APPROACH TO STORE AND FACILITY CAPITAL EXPENDITURES WE ARE TAKING A PRUDENT, DATA-DRIVEN APPROACH TO OUR CAPITAL EXPENDITURES, 20 TESTING INVESTMENT AND MEASURING INCREASED TRAFFIC AND SALES TO BE THOUGHTFUL IN HOW WE SPEND STORE REMODELS • Through four-tiered remodel program, we are determining what resonates with guests to minimize capital spend and achieve optimal returns • Traffic and sales have grown in the four pilot stores updated in FY 2024 • 25 to 30 full remodels planned in FY 2025, 25 to 30 lower capex “refreshes” anticipated TECHNOLOGY AND LOYALTY PROGRAM • Customers are responding well to the program and it is driving incremental traffic • Membership has exceeded expectations and is providing valuable data and insights NEW STORES • Conservatively opening only two new stores in FY 2025 to maintain development muscle and learn from new units • Only five new stores opened since September 2020 on a base of over 600 STORE AND FACILITY UPGRADES • Investing to align our national fleet with brand standards • Addressing necessary updates that fell behind due to the pandemic and supply chain issues • Maintaining the condition and aesthetic quality of our stores to deliver an experience guests love

STRATEGIC CAPITAL ALLOCATION IS CORE TO OUR ABILITY TO DRIVE GROWTH

OUR NEW DIVIDEND ENABLES US TO INVEST IN GROWTH AND RETURN CAPITAL

Current Dividend Yield

Our previous dividend yield, 9.1% from May '24, was 6.5x larger than the peer median



2.1%
2.5%
0.0%
1.4%
0.0%
3.4%
0.0%
5.8%
Peer Median: 1.4%
DARDEN
BJ's RESTAURANT BREWHOUSE
TEXAS
FIRST WATCH THE DAYTIME CAFE
BLOOMIN' BRANDS
Brinker
The Cheesecake Factory
Today

BY MINDFULLY REINVESTING OUR CAPITAL, WE POSITION OURSELVES FOR FUTURE SUCCESS

As anticipated, our dividend change led to an initial decline in share price, but it was a calculated decision to enable us to allocate the capital to reinvest in the business.

We are carefully pacing our investments. Our approach focuses on methodically testing initiatives, identifying what works and scaling those with the highest returns.

Investors and research analysts are understandably taking a "wait and see" approach to our stock, but they have appreciated the need for our transformation, the analysis we have done, and the transparent nature by which we are keeping them updated.

21

Source: Public filings and FactSet as of October 2024.

HISTORY OF ENGAGING WITH BIGLARI We have made multiple attempts to settle with Biglari and avoid another unnecessary proxy contest 22

23 CRACKER BARREL HAS ENGAGED EXTENSIVELY WITH BIGLARI OVER THE YEARS Numerous Engagements with Biglari Since 2019, Including In-Person 2.5% Of Unaffiliated Shareholders Voted With Biglari in the Last Proxy Contest that Went to a Vote 4 Biglari Attempts to Put Himself on the Board 7 Distracting and Costly Contested Solicitations Initiated by Biglari 0 Biglari Nominees Elected Outside of a Settlement Agreement in Any Contested Election We have proven that we are always open-minded to appointing strong directors to our Board, regardless of the source In 2022, we added Jody Bilney, one of Biglari’s nominees, to our Board In 2024, we are recommending “For” Biglari nominee Michael Goodwin to join our Board BY THE NUMBERS BIGLARI’S ACTIONS BY THE NUMBERS HOW SHAREHOLDERS HAVE RESPONDED

CRACKER BARREL HAS LOOKED FOR SOLUTIONS BUT BIGLARI IS NOW FORCING HIS SEVENTH PROXY FIGHT IN 13 YEARS

Biglari's previous campaigns that went to a vote were soundly rejected by shareholders by increasingly large margins

2011

DECEMBER 2011

Biglari's proxy fight for one Board seat was unsuccessful

Unaffiliated Support for Biglari: 26.2%

BIGLARI LOSS

2012

NOVEMBER 2012

ISS and Glass Lewis recommended rejecting Biglari's nominees – one of which was Biglari himself

All management nominees were elected

Unaffiliated Support for Biglari: 9.9%

BIGLARI LOSS

2013–2014

NOVEMBER – DECEMBER 2013

Shareholders voted in favor of all CBRL nominees

Unaffiliated Support for Biglari: 8.0%

BIGLARI LOSS

APRIL 2014

ISS and Glass Lewis recommended shareholders ignore Biglari's push for a sale of CBRL

Biglari's proposals were voted down

Unaffiliated Support for Biglari: 6.8%

BIGLARI LOSS

2015–2016

OCTOBER – NOVEMBER 2015

Biglari opposed CBRL's proposal to adopt a poison pill

Shareholders approved the poison pill

BIGLARI LOSS

NOVEMBER 2016

Despite Biglari withholding votes for directors, all CBRL directors were re-elected

2020–2021

NOVEMBER 2020

Biglari nominated one director, and after ISS and Glass Lewis recommended against him – shareholders re-elected CBRL directors

Unaffiliated Support for Biglari: 2.5%

BIGLARI LOSS

DECEMBER 2021

Biglari sent a letter to shareholders, pushing CBRL to target a near 100% dividend payout ratio

2022

JUNE 2022

Biglari sent a follow up letter nominating two directors and pushing to replace CEO Sandy Cochran

SEPTEMBER 2022

CBRL settled with Biglari and agreed to appoint one of Biglari's director nominees, Jody Bilney

WE BELIEVE SARDAR BIGLARI'S FOCUS IS ALWAYS ON SHORT-TERM GAINS AT THE EXPENSE OF LONG-TERM SUCCESS

24

Cracker Barrel OLD COUNTRY STORE

CRACKER BARREL MADE MULTIPLE ATTEMPTS TO REACH A SETTLEMENT Biglari’s Primary Goal is to Secure a Board Seat For Himself. We believe that Biglari is trying to build his brand at Cracker Barrel's expense – and to shareholders' detriment. • Julie Masino reached out to Biglari shortly into her tenure as President and CEO to solicit feedback. • Ms. Masino and members of our senior leadership team hosted Biglari at two in-person meetings – once in March and again in June this year. • Biglari offered no substantive or helpful insights. Instead, he insisted on personal Board seats and when our Board refused, launched a costly and distracting proxy contest, nominating four individuals and himself. • Our directors conducted panel interviews of all four of Biglari’s original nominees, carefully considering their qualifications and Cracker Barrel's needs. • One, Michael Goodwin, was found to have skills that would be additive to the Board. Another nominee, since withdrawn by Biglari, had hospitality experience and demonstrated key insights and experience relevant to consumer brands and to Cracker Barrel. • The Board made multiple settlement offers to Biglari that included offering to appoint these two nominees so as to avoid yet another proxy contest. • He rejected each settlement offer outright and has made it clear that his overriding goal is to personally join the Board. 25

BIGLARI WOULD HAVE TWO DIRECTORS ON THE BOARD WITH OUR SLATE OF RECOMMENDED NOMINEES



JODY BILNEY

Independent Director
Originally nominated by Biglari in 2022

RELEVANT EXPERIENCE TO CRACKER BARREL

- **Deep public company executive experience** at Humana, Inc., Bloomin' Brands, Inc., Charles Schwab Corporation, and Verizon Communications, Inc.
- **Restaurant industry branding expertise** having served as Chief Brand Officer for Bloomin' Brands, one of the largest casual dining restaurant companies in the world
- **Extensive public company board experience,** including at Chuy's Holdings, Inc., Masonite International Corporation, and Alignment Healthcare, Inc.
- **Multi unit restaurant experience** as both an executive (Bloomin' Brands) and Board member (Chuy's)

Jody Bilney has provided outstanding contributions since **joining the Board in 2022.**

Her **deep understanding of marketing and consumer expertise helped shape the strategic transformation plan,** which she actively helped design and enthusiastically supports.



MICHAEL GOODWIN[1]

Independent Director Nominee

Biglari nominee recommended "For" by Cracker Barrel Board

RELEVANT EXPERIENCE TO CRACKER BARREL

- **30+ years of information technology and cybersecurity experience at retail and consumer brands,** including as Chief Information Technology Officer of PetSmart
- Held several **positions of increasing responsibility at Hallmark Cards** including **Chief Information Officer**
- Extensive experience serving in public and private boards, including as current **director on the Burlington Stores** board

The Board interviewed **Michael Goodwin** and believes **he has the skills, experience, and knowledge of retail and consumer brands** to make him an outstanding Cracker Barrel director.

We are taking the unusual step of **recommending he replace Tom Barr, who is not standing for reelection.**

26 1. Source: Biglari Capital Corp. Definitive Proxy Statement filed October 10, 2024

27 WE BELIEVE ALBERTI-PEREZ DOES NOT BRING THE RIGHT SKILLSET TO CRACKER BARREL WHY ALBERTI-PEREZ SHOULD NOT BE ELECTED No management or board experience in the restaurant, hospitality, retail, or multi-unit consumer brands sectors Career has been substantially in the publishing sector, and she lacks consumer brand experience Financial turnaround expertise is not relevant to Cracker Barrel’s current situation In her Board interview, exhibited no understanding of Cracker Barrel or its business and admitted she had never visited a Cracker Barrel We believe Ms. Alberti-Perez would deprive the company of important skills and expertise and risk derailing our progress. Ms. Alberti-Perez’s duplicative financial skills and publishing industry experience are not additive to our Board or supportive of our strategic transformation plan

28 WE BELIEVE BIGLARI WOULD BE VALUE DESTRUCTIVE AT CRACKER BARREL We believe Mr. Biglari is looking for a target to deploy his playbook of underinvesting and extracting capital – which has destroyed value elsewhere WHY BIGLARI SHOULD NOT BE ELECTED We believe his interests are not aligned with other shareholders – he is focused on extracting needed capital for his own purposes just as he did at Steak ’n Shake and Western Sizzlin Chairman and CEO of three restaurant companies, raising overcommitment and competitive concerns Used shareholder funds to gain personal control of a public company; criticized for poor business performance, corporate governance, and outsized compensation Poor total shareholder return (“TSR”) performances, lagging the S&P 500 by large margins Mr. Biglari's insistence on a proxy contest appears to be about self-interest not the best interests of all shareholders.

BIGLARI’S POOR TRACK RECORD 29 Sardar Biglari’s history of shareholder value destruction and bad governance

30 BIGLARI’S SELECTIVE AND MISLEADING DISCLOSURE IN HIS OCTOBER 25TH PRESENTATION • Biglari highlights his Steak ‘n Shake “success”, but he ignores his lost decade • Biglari showed same-store sales performance from 2006 to 2010, but doesn’t highlight anything again until 2019 • What happened in between – from 2010 to 2019 sales fell over (10%) and operating income fell by (148%) 1, despite growing units by 127 • He included a quote from Larry Hyatt from over 11 years ago • This is a great example of Biglari living in the past – the world has changed since 2013 • Biglari gives only half the facts… says the Cracker Barrel plan is based on the results of two stores • “We are taking the learnings from our 4 pilot stores and applying to our first market test in Indianapolis, Indiana. For this 12-store test, we are bringing together elements from the remodel program along with new menu items and service standard enhancements to further refine our hypotheses around the remodel program and algorithm.” – Julie Masino, Cracker Barrel 4Q 2024 Earnings Call • He attacked Carl Berquist’s, our board chair, capital allocation experience… he was the CFO of Marriott International for six years • Marriot International’s stock price rose +350% during his tenure • Biglari wants to highlight our traffic, but didn’t want you to know his own • Cracker Barrel’s traffic down (5.2%)3 and Steak ‘n Shake’s traffic down (22.0%)1 between 2016 and 2019, which is when he stopped disclosing that figure • Biglari says he wants qualified directors… or is it just about him? • He has lost every prior contest that went to a vote, by increasing margins • Milena in her board interview admitted she had never been to a Cracker Barrel and didn’t have time to prepare $39.7 ($18.6) $26.2 2015 2019 2023 Source: Biglari Holdings October 25, 2024 public filing. 1. Biglari Holdings 2010-2023 Annual Reports. 2. Biglari Holdings share price performance based on FactSet data. 3. Cracker Barrel 2016-2019 Annual Reports. STEAK ‘N SHAKE’S OPERATING INCOME ($M) 1 BIGLARI HOLDINGS SHARE PRICE PERFORMANCE 2 0% 50% 100% 150% 200% Dec-17 May-19 Sep-20 Feb-22 Jun-23 Oct-24 Russell 2000 +43.8% Biglari Holdings (58.4%)

BIGLARI AND STEAK 'N SHAKE HISTORY

- Biglari first took over Steak 'n Shake in 2008 through a proxy fight with a stated goal of opening 1,000 franchised units domestically
- Biglari entered into licensing agreement to include his name in Steak 'n Shake's naming rights, providing a large payout in case of his termination
- After initially benefiting from post-recession recovery, Steak 'n Shake saw a significant decline in traffic starting in 2016, driven by, in our view, Biglari's cost-cutting policies and a failure to adapt to intensifying competition, eroding previous success
- By 2018, Steak 'n Shake was operating at a loss after multiple years of declining performance with traffic falling by 7% and SSS falling 5.1% just that year, largely due to poor execution and outdated processes
- After ongoing struggles, Biglari introduced a low-investment, profit-sharing model in 2019 to revive Steak 'n Shake's declining franchise network, which ultimately failed as units had peaked at 626 in 2018, far short of the goal of 1,000 units
- By 2021, Steak 'n Shake was bailed out by Biglari Holdings, which paid $153M to creditors
- Facing ongoing losses, Biglari continued to cut costs by eliminating servers and investing $50M in self-service kiosks, which have been criticized by many in Steak 'n Shake's loyal customer base
- Biglari continues to close company-owned Steak 'n Shake units and transition others to franchised units in a bid to return to profitability. The shift away from Steak 'n Shake's original brand identity as a service business has led to significantly lower net promoter scores and negative online reviews from alienated customers.
- Since 2018, average unit volumes have fallen by about 10%, system sales have fallen by 9.0% annually, revenue has fallen by 20.6%[1] and total restaurants in the system have dropped by 144

Over the past decade, we believe Biglari has consistently put self-promotion and self-interest over the health of the Steak 'n Shake brand


Welcome to Steak 'n Shake

When Sardar Biglari took control of Steak 'n Shake, he put this full-size photo in every restaurant


STEAK N SHAKE

Biglari licensed his own name as a self-protection mechanism

Source: Biglari Holdings Annual Reports from 2018 to 2021 and Technomic report.
1. Decrease in revenues due to reduced traffic, franchising and reduced units.

31

$804 $793 $761 $595 $344 $263 $232 $240 2016 2017 2018 2019 2020 2021 2022 2023 32 STEAK ‘N SHAKE RECENT PERFORMANCE UNDER BIGLARI Biglari’s Steak ‘n Shake Revenue % System SSS (0.6%) (3.0%) (6.5%) (5.7%) (11.7%) 12.5% 7.5% (2.6%) Traditional Franchise Franchise Partner Company-Operated 2 RAPIDLY DECLINING REVENUES ($M)1 DECLINING UNIT BASE VOLATILE PROFITABILITY (EBIT in $M) (20.6%) CAGR Source: 2023 Biglari Holdings Annual Report. 1. Decrease in revenues due to reduced traffic, franchising and reduced units. 2. Franchise Partner restaurants are part of a program to transition company-operated restaurants to franchise partnerships and are all single-unit owner-operators. 417 415 413 368 276 199 177 148 173 200 213 213 194 178 154 128 29 86 159 175 181 590 615 626 610 556 536 506 457 2016 2017 2018 2019 2020 2021 2022 2023 (6.1%) CAGR % EBIT Margin Down 24.5% since 2016 4.3% 0.1% (1.4%) (3.1%) (1.3%) 5.1% 5.0% 10.9% $34.7 $0.4 ($10.7) ($18.6) ($4.6) $13.5 $11.5 $26.2 2016 2017 2018 2019 2020 2021 2022 2023 Before COVID

33 BIGLARI’S STRATEGY COMPROMISED STEAK ‘N SHAKE’S STANDARDS IN CUSTOMERS’ EYES “Weakening sales at the burger chain has ushered in an era of massive changes at the company, along with closed restaurants. The brand operated 612 restaurants five years ago but has closed 129 of them since then... Steak ‘n Shake had come days from filing for bankruptcy protection in 2021 until Biglari Holdings paid off its debt at the last minute.” RESTAURANT BUSINESS ONLINE, 2023 34 19 8 (7) (14) (12) Steak ‘n Shake is the only major burger chain that has declined since 2019 in system sales and has by far the worst net promoter score YoY Same-Store Traffic Due to Biglari’s ineffective strategy, cumulative same-store traffic had fallen by 20%+ in just four years, even before there was a global pandemic Source: Biglari Holdings Annual Reports from 2016 to 2019 and Comparably. TRAFFIC FELL RAPIDLY WELL BEFORE COVID… …AND CLEARLY THE BRAND HAS NOT IMPROVED SINCE (1.2%) (4.4%) (7.0%) (11.2%) 2016 2017 2018 2019 NET PROMOTER SCORE (29.6%) 119.5% 38.3% 37.9% 32.7% 26.0% 11.0% (33) System Sales Since 2019 (20%+)

BIGLARI AND WESTERN SIZZLIN HISTORY 34 After having invested in the company, in 2006, Biglari was appointed as Chairman of the Board, setting the stage for his eventual acquisition and full control of the 140-restaurant company In 2010, Western Sizzlin and Steak ‘n Shake merged, with the combined entity changing its name to Biglari Holdings, Inc., Western Sizzlin shareholders received a five-year 14% subordinated debenture in the merger Starting in 2011, Biglari extracted $3.2M in annual cash distributions from Western Sizzlin, continuing into 2012, but by 2013 the brand’s struggles became evident as operating income dropped over 75%, forcing Biglari to reduce its annual cash distribution By 2018, without sufficient capital to maintain, let alone grow, the store base, Western Sizzlin system unit count had fallen to only 59 units, well below the initial count of 140 units After severely struggling during COVID, Western Sizzlin reported its first operating loss of about $1M, but Biglari continued to take sizeable cash distributions Since 2019, system sales for the brand have fallen by almost 50% Biglari’s ongoing extraction of capital from Western Sizzlin has led to a significant decline in the brand, reducing the number of units to just 33 as of June 2024 Western Sizzlin distributions were an average of 1.5x the size of total operating income each year Source: Public filings and company website as of October 2024. We believe Western Sizzlin exhibits the consequences of short-term cash extraction at the expense of long-term brand viability

35 WESTERN SIZZLIN RECENT PERFORMANCE UNDER BIGLARI Company-Operated Traditional Franchise Source: Biglari Holdings Annual Reports from 2016 to 2023 and 10-K Filings. REVENUES ARE FAR SHORT OF 2019 LEVELS ($M) EBIT HAS STEADILY DECLINED OVER TIME (EBIT in $M) $13 $14 $15 $15 $6 $8 $10 $11 2016 2017 2018 2019 2020 2021 2022 2023 3 444 3333 64 58 55 48 39 38 36 35 67 62 59 52 42 41 39 38 2016 2017 2018 2019 2020 2021 2022 2023 UNITS HAVE PLUMMETED SINCE DAY ONE $2.5 $1.9 $2.0 $1.8 ($0.8) $0.9 $1.5 $1.8 2016 2017 2018 2019 2020 2021 2022 2023 Down 28.5% since 2016 18.6% 13.0% 13.5% 11.5% (12.0%) 11.4% 15.2% 16.4% (8.0%) CAGR (7.8%) CAGR Biglari’s Western Sizzlin Revenue % EBIT Margin

$3 $6 $9 $12 $15 $19 $21 $23 $26 $26 $27 $28 $29 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 94 92 86 75 70 67 62 59 52 42 41 39 38 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 36 AS BIGLARI HAS STRIPPED CAPITAL FROM WESTERN SIZZLIN, UNITS HAVE DECLINED AND CUSTOMERS HAVE GIVEN UP ON THE BRAND “Ever since Phil and I took control of Western Sizzlin in 2006, we have been wringing cash from the business and channeling it into other investments” SARDAR BIGLARI IN 2018 ANNUAL REPORT …And customers have noticed the significant decline This place used to have great food, fast service, and an overall great family atmosphere. It doesn't have any of that now. Food was gross, waitresses are less than helpful, and the entire place was disgusting!!! Twice there was mold on the strawberries on the salad bar when I ate here. UNSANITARY! THE BATHROOMS ARE EVEN WORSE!!! I'm surprised the health department hasn't shut them down. Hadn't been there in six months. Won't be going back there again. Rude/lack of service, overcooked food (some nearly burned / dried out left on the warmer bars), and the lady cashier was being rude by arguing with my wife over the price because the woman kept adding additional items. Definitely not worth the price paid. Source: Biglari Holdings Annual Reports from 2011 to 2023. Units have rapidly declined since Biglari took over the Board… WESTERN SIZZLIN UNITS Biglari extracted capital at the expense of the health of the company… CUMULATIVE CASH DISTRIBUTIONS TO BIGLARI FROM WESTERN SIZZLIN ($M) (7.3%) CAGR

“Holding majority control, he runs Biglari Holdings as he sees fit, without heeding outside advice. He likens his management style to ruthless industrialists who built massive fortunes in the 19th century (but utilized aggressive tactics to drive competitors out of business). ‘We are old-fashioned. Our whole modus operandi is old-fashioned,’ Biglari told the audience. ‘Can you imagine an Andrew Carnegie or a Cornelius Vanderbilt seeking a cadre of consultants on whether they should buy a steel mill or buy a railroad?’” My San Antonio “Has San Antonio’s Sardar Biglari lost his touch?” – Patrick Danner July 2020 THE PUBLIC RECORD SHOWS BIGLARI TO BE SELF-INTERESTED TIME AND TIME AGAIN 37 A SELF-ABSORBED ONE-MAN SHOW WHO SHUTS OUT ALL FEEDBACK “…Groveland Capital launched an activist campaign to replace Biglari this fall, accusing him of a host of shareholder unfriendly actions such as transferring company assets into a fund he manages to gain out-sized incentive payments, and using royalties to license his name as a means to create an up to $100 million golden parachute.” Fortune Magazine “Buffett Wannabe Biglari Unapologetic After Beating Investor Challenge” – Antoine Gara April 2015 MANY OTHERS, INCLUDING OTHER ACTIVISTS, HAVE IDENTIFIED HIS SELF-INTERESTED MISMANAGEMENT “Michelangelo is quoted as saying, ‘The sculpture is already complete within the marble block, before I start my work. I just have to chisel away the superfluous material.’ Likewise, we removed the superfluous elements, from breakfast items and chicken sandwiches to silverware and table service, to name a few, in order to sculpt a better business model. We Michelangelo’ed Steak n Shake.” Biglari Holdings Inc. 2021 Annual Report COMPARING HIS WORK TO THE LIKES OF MICHAELENGELO “One shareholder who sued over the new structure complained that it would guarantee that Biglari maintains “perpetual control” over the company…A few years prior to the creation of new structure, Biglari Holdings bought back about $250 million of stock and transferred it to Biglari’s private hedge fund rather than retire the shares. Biglari personally votes those shares, so in essence he used the company’s own money to get control of it.” My San Antonio “Has San Antonio’s Sardar Biglari lost his touch?” – Patrick Danner July 2020 MAINTAINING HIS CONTROL IS SOLE FOCUS “Shawn Biglari, Sardar Biglari’s brother, is employed as Senior Vice President of Franchise Partnerships for Steak ‘n Shake… Ken Biglari, Sardar Biglari’s father, is a consultant to Steak n Shake.” Biglari Holdings Inc. Proxy Statement – April 2024 FAVORED FAMILY OVER QUALIFIED INDIVIDUALS FOR LEADERSHIP “To understand the brutality of capitalism, one need only study the history of the restaurant industry, which too often resembles a graveyard of failed businesses. Combining ease of entry with ready access to financing is a recipe for failure. When a business is in decline, trying to bring back its greatness through capital investment is usually a mistake. We took a divergent path by investing the earnings not needed within our restaurant businesses in areas such as insurance companies and oil and gas concerns, among others. Although neither of our restaurant companies has produced record net operating earnings, their parent company has. That is the beauty of the Biglari Holdings system”. Biglari Holdings Inc. 2023 Annual Report LACKING ABILITY OR DESIRE TO REVITALIZE OPERATIONS “The Incentive Agreement was amended… to remove the $10,000,000 annual limitation on Mr. Biglari’s incentive compensation and the requirement of Mr. Biglari to use 30% of his incentive payments to purchase shares of the Company.” Biglari Holdings Inc. Schedule 14A – April 2019 PRIORITIZING HIS SALARY OVER HIS INVESTORS

38 DON’T LET BIGLARI RUN HIS VALUE DESTRUCTIVE PLAYBOOK AT CRACKER BARREL Paying an unsustainable dividend — which we believe is short-term thinking Taking Cracker Barrel back to “1980’s” menus — which is not what today's consumer wants Stopping investment in our stores — a sure path to further traffic erosion Divesting Maple Street Biscuit Company — a brand with significant potential, that is not detracting resources or focus from core Cracker Barrel transformation Biglari's value-destructive ideas: In stark contrast to Biglari’s “plan” – Cracker Barrel’s strategic transformation plan is grounded in extensive data-driven research, customer feedback, and tens of thousands of hours of thoughtful planning

THE RIGHT DIRECTORS FOR OUR FUTURE Highly skilled recommended nominees will ensure Cracker Barrel thrives today, tomorrow and well into the future 39

OUR DIRECTORS HAVE HIGHLY RELEVANT SKILLS AND EXPERIENCE



Julie Masino
President and CEO

President and CEO since 2023

Former President of Taco Bell International

Committees: E

Restaurant & Strategy Expert



Carl Berquist
Independent Director, Board Chair

Independent Director since 2019

Former EVP and CFO of Marriott International

Committees: A, E*, NCG

Finance & Hospitality Expert



Jody Bilney
Independent Director

Independent Director since 2022

Former Chief Consumer Officer of Humana, Inc. and Chief Marketing Officer of Bloomin' Brands

Committees: A, PR

Restaurant & Marketing Expert



Meg Crofton
Independent Director

Independent Director since 2017

Former President of Walt Disney World

Committees: NCG*, C, E

Hospitality & Operations Expert



Gilbert Dávila
Independent Director

Independent Director since 2020

President and CEO of DMI Consulting

Committees: C*, PR

Marketing & Strategy Expert



John Garratt
Independent Director

Independent Director since 2023

Former President and CFO of Dollar General Corporation

Former senior finance executive at Yum Brands

Committees: A*, C

Finance & Retail Expert



Cheryl Henry
Independent Director

Independent Director since 2024

Former President, CEO and Chair of Ruth's Hospitality Group

Committees: C, PR

Restaurant & Strategy Expert



Gisel Ruiz
Independent Director

Independent Director since 2020

Former COO and EVP of Sam's Club

Committees: A, NCG

Retail & Operations Expert



Darryl "Chip" Wade
Independent Director

Independent Director since 2021

CEO and Former President of Union Square Hospitality Group

Committees: A, PR*

Restaurant & Operations Expert

A = Audit Committee

C = Compensation Committee

E = Executive Committee

PR = Public Responsibility Committee

NCG = Nominating and Corporate Governance Committee

* = Committee Chair

= Restaurant / Food Experience

★ = Added Since 2019

= Appointed as part of prior settlement with Biglari in 2022

40

BIGLARI IS TARGETING DIRECTORS WHO ARE CRITICAL TO OUR STABILITY AND TRANSFORMATION



Carl Berquist

Independent Director,
Board Chair

Former EVP and CFO of Marriott International

Committees: A, E*, NCG

Finance & Hospitality Expert

- ✓ **Independent Cracker Barrel director** since 2019, elected Chairman last year
- ✓ **Brings 40 years of financial experience,** with deep knowledge of hospitality industry
- ✓ **Capital allocation expert** with deep financial, real estate, corporate transactions, and public company board experience
- ✓ Served as Executive Vice President and CFO of Marriott, overseeing the finance organization of a complex, global Fortune 500 hospitality company
- ✓ Previously was the Global Real Estate and Hospitality Industry Head of Arthur Andersen, and Managing Partner of the mid-Atlantic region for Arthur Andersen during his career
- ✓ Former director of Hertz Global Holdings, Inc. and Beacon Roofing Supply, Inc.



Meg Crofton

Independent Director

Former President of Walt Disney World

Committees: NCG*, C, E

Hospitality & Operations Expert

- ✓ **Independent Cracker Barrel director** since 2017, and currently serves as Chair of the Nominating and Corporate Governance Committee
- ✓ **Has overseen consistent and thoughtful refreshment** of the Board, ensuring the right balance of knowledge, perspectives, and industry experience
- ✓ **Spent 35 years in executive leadership roles** in operating areas at The Walt Disney Company, with accountability for over 100,000 employees in parks across the U.S. and France
- ✓ Brings valuable leadership, industry, and public company board experience
- ✓ Oversaw foodservice and retail operations, employee performance, and guest satisfaction at Disney parks and resorts, with significant experience overseeing initiatives focused on driving strategic change
- ✓ Former director at Tupperware Brands Corporation and current director at HCA Healthcare, Inc.

Both Mr. Berquist and Ms. Crofton actively contributed to the development of our strategic transformation plan and provide key oversight and stability for our new CEO

41

A = Audit Committee C = Compensation Committee E = Executive Committee NCG = Nominating and Corporate Governance Committee * = Committee Chair

WE HAVE CONSISTENTLY REFRESHED OUR BOARD TO MEET THE DEMANDS OF THE EVOLVING RESTAURANT INDUSTRY

Appointed in...

2017



Meg Crofton

- Senior Leadership
- Restaurant & Hospitality
- Retail & Foodservice Operations
- Public Company Board

2019



Carl Berquist

- Senior Leadership
- Real Estate & Hospitality
- Operations & Strategy
- Finance & Accounting

2020



Gilbert Dávila

- Senior Leadership
- Branding & Marketing
- Strategic Planning
- Consumer Products & Retail



Gisel Ruiz

- Senior Leadership
- Operations & Strategy
- Human Resources & DE&I
- Food & Retail

2021



Chip Wade

- Senior Leadership
- Operations & Strategy
- Restaurant & Hospitality
- Digital Growth & Brand Loyalty

2022



Jody Bilney

Appointed in settlement with Biglari, given strong qualifications and skillset

- Marketing & Strategy
- Digital & Consumer
- Restaurant & Hospitality
- Brand Transformation

2023



John Garratt

- Finance & Accounting
- Restaurant & Hospitality
- Strategic Planning
- Consumer Products

2024



Cheryl Henry

- Senior Leadership
- Restaurant & Hospitality
- Operations & Strategy
- Marketing & Branding

Appointed as part of prior settlement with Biglari in 2022

We believe each of the eight independent directors appointed since 2017 brings relevant restaurant and food experience to the boardroom, in addition to unique skills in marketing, technology, finance and executive leadership, to understand today's consumer

42

Mr. Goodwin’s technology skillsets would further support the technology initiative laid out in our strategic transformation plan WE BELIEVE MICHAEL GOODWIN BRINGS ADDITIVE SKILLS AND EXPERIENCE TO BE AN OUTSTANDING CRACKER BARREL DIRECTOR Michael Goodwin1 Independent Director Nominee Biglari nominee recommended “For” by Cracker Barrel Board 9 30+ years of information technology and cybersecurity experience in the retail space, including as Chief Information Technology Officer of PetSmart 9 Held several positions of increasing responsibility at Hallmark Cards including Chief Information Officer 9 Extensive experience serving in public and private boards, including as current director on the Burlington Stores board 43 1. Source: Biglari Capital Corp. Definitive Proxy Statement filed October 10, 2024

PROTECT OUR STRATEGIC TRANSFORMATION PLAN We are taking urgent action focused on enhancing shareholder value 44

45 THE CRACKER BARREL BOARD IS OVERSEEING SUCCESSFUL EXECUTION OF OUR STRATEGIC TRANSFORMATION PLAN TO ENHANCE SHAREHOLDER VALUE Vote the “WHITE” Proxy Card Cracker Barrel’s Board of Directors unanimously recommends a vote "FOR ONLY" each of Cracker Barrel's 10 recommended nominees on the WHITE proxy card: Carl Berquist Jody Bilney Meg Crofton Gilbert Dávila John Garratt We are working with urgency to set Cracker Barrel on a new path for growth. The long-term strategic transformation plan is taking hold: • New menu items are resonating with guests • Optimized pricing initiative is delivering strong flow-through and value perception scores • Loyalty program is delivering incremental sales and traffic • We are seeing a lift in traffic and sales in our remodeled pilot stores We believe the election of Sardar Biglari and Milena Alberti-Perez to your Board would jeopardize value creation and endanger the progress we are already seeing as we execute our strategic transformation plan. Michael Goodwin Cheryl Henry Julie Masino Gisel Ruiz Darryl Wade THE BOARD NEEDS YOUR SUPPORT TO CONTINUE THE PACE OF CHANGE. DON'T LET SARDAR BIGLARI DISRUPT REAL PROGRESS.

APPENDIX 46

OUTSTANDING LEADERSHIP TEAM WITH DEEPLY RELEVANT EXPERIENCE TO CRAFT AND EXECUTE ON OUR STRATEGIC TRANSFORMATION PLAN



Laura Daily
Senior Vice President, Chief Merchant and Retail Supply Chain

BALLARD DESIGNS · Carson's · Spiegel



Chris Edwards
Senior Vice President, Chief Strategy Officer

BCG BOSTON CONSULTING GROUP · Constellation Brands



Bruce Hoffmeister
Senior Vice President, Chief Information Officer

Marriott INTERNATIONAL



Julie Masino
Chief Executive Officer

MATTEL · Sprinkles · J.CREW



Sarah Moore
Senior Vice President, Chief Marketing Officer

MGM RESORTS INTERNATIONAL



Craig Pommells
Senior Vice President, Chief Financial Officer

RED LOBSTER · DARDEN



Donna Roberts
Senior Vice President, Chief Human Resources Officer

STITES & HARBISON ATTORNEYS



Cammie Spillyards-Schaefer
Senior Vice President, Chief Restaurant and Retail Operations Officer

BLOOMIN' BRANDS · Brinker INTERNATIONAL · DINE BRANDS



Mark Spurgin
Senior Vice President, Chief Restaurant Supply Chain Officer

BLOOMIN' BRANDS · The Cheesecake Factory · Restaurant Growth Services



Rich Wolfson
Senior Vice President, General Counsel & Corporate Secretary

Baker McKenzie · CLARCOR

= Prior Strategy / Operations Experience
= Prior Restaurant / Food Experience
= Prior Finance / Transactional Experience
= Prior Consumer Product Experience

Cracker Barrel OLD COUNTRY STORE

47 Source: Public filings and company website as of October 2024.

OUR EXCITING NEW REMODELS – A FRESH LOOK WITH THE SAME CRACKER BARREL FEEL 48

49 WE MAINTAIN CORPORATE GOVERNANCE PRACTICES THAT PRIORITIZE SHAREHOLDER ALIGNMENT AND ACCOUNTABILITY Policy against hedging and pledging of securities Annually elected directors Compensation aligned with performance Shareholders can call special meetings All directors except CEO are independent Fully independent Board committees 0-6 Years 7-10 Years 11+ Years 70s 60s 50s TENURE AGE SEPARATE CEO and Independent Chair Roles 9 of 10 Independent Directors 7 Independent Directors Joined Since the Beginning of 2019 70% Female or Ethnically/Racially Diverse CORPORATE GOVERNANCE BEST PRACTICES BALANCED TENURE A REFRESHED BOARD LED BY AN INDEPENDENT CHAIR

50 WE HAVE DEMONSTRATED A HISTORY OF RESPONSIVENESS TO SHAREHOLDER FEEDBACK In 2024, we reached out to our largest shareholders and shareholders representing ~76.2% of our outstanding shares Ms. Masino met in-person with Biglari twice in 2024, with the first meeting being at Ms. Masino's initiative Source: 2024 Definitive Proxy Statement. OUR SHAREHOLDER ENGAGEMENT PRACTICES 2024 SHAREHOLDER ENGAGEMENT BY THE NUMBERS 9 We solicit feedback from shareholders every year as part of our direct engagement efforts 9 We invite shareholders to speak with one or more independent directors and members of our senior management team 9 We routinely discuss matters that might be of concern or interest to our shareholders, including our performance, corporate governance, executive compensation, and sustainability efforts 1 Shareholders representing ~35.5% of our outstanding shares accepted our invitation and engaged in direct discussions, including Biglari WE DISCUSSED Ms. Masino’s appointment as our CEO and her strong qualifications Other matters that might be of interest / concern such as performance and corporate governance Our Board’s succession planning process Shareholders expressed NO CONCERNS with our compensation philosophies, programs, or practices 2 3

51 OUR EXECUTIVE COMPENSATION PROGRAM IS ALIGNED WITH OPERATIONAL AND FINANCIAL GOALS, AND SHAREHOLDER FEEDBACK CEO 2024 PAY OTHER NEO 2024 PAY Over the last two years, our Say on Pay has received a 95%+ vote support. This high level of support demonstrates substantial shareholder satisfaction with our compensation philosophies, programs and practices 9 Deliver a majority of the target value of our long-term incentive program (as calculated at the time of grant) through performance-based awards 9 Maintain robust stock ownership and retention guidelines for executives: 5x base salary for CEO, 3x base salary for CFO, 2x base salary for all other executives 9 Conduct annual risk assessments of our compensation programs 9 Maintain insider trading, anti-hedging, anti-pledging, and recoupment (or “clawback”) policies 9 Require double trigger vesting (i.e. change in control AND termination of employment) for equity acceleration 9 Require executives to hold shares received upon the vesting of performance and time-based equity awards for an additional year 17% 83% THE PROGRAM INCENTIVIZES LONG-TERM VALUE CREATION SHAREHOLDERS PROVIDED ROBUST SUPPORT OF EXECUTIVE COMPENSATION BEST-IN-CLASS PRACTICES Source: 2024 Definitive Proxy Statement. Not At Risk At Risk 33% 67% Not At Risk At Risk 95%+

NON-GAAP RECONCILIATIONS 52

EBITDA / ADJUSTED EBITDA 53 In the accompanying presentation and the below reconciliation tables, the Company makes reference to EBITDA and adjusted EBITDA, as well as the 53rd week impact of these items. The Company defines EBITDA as net income, calculated in accordance with GAAP, excluding depreciation and amortization, interest expense and tax expense. The Company further adjusts EBITDA to exclude, to the extent the following items occurred during the periods presented: (i) expenses related to share-based compensation, (ii) impairment charges and store closing costs, (iii) the proxy contest and settlement in connection with the Company’s 2022 annual meeting of shareholders, (iv) goodwill impairment charges, (v) the Company’s CEO transition, (vi) expenses associated with the Company’s strategic transformation initiative, (vii) a corporate restructuring charge, and (viii) an employee benefits policy change. The Company calculates EBITDA and adjusted EBITDA margin by dividing EBITDA and adjusted EBITDA by consolidated GAAP revenue. The Company believes that presentation of EBITDA and adjusted EBITDA (together with related margin figures) and presenting the 53rd week impact of these items provides investors with an enhanced understanding of the Company's operating performance and debt leverage metrics and enhances comparability with the Company’s historical results, and that the presentation of this non-GAAP financial measure, when combined with the primary presentation of net income, is beneficial to an investor’s complete understanding of the Company’s operating performance. This information is not intended to be considered in isolation or as a substitute for net income or net income margin prepared in accordance with GAAP.

HISTORICAL FINANCIALS WITH EBITDA BRIDGE ____________________ Source: Public filings as of October 6, 2024. ( CEO transition expenses Relates to Company’s CEO transition expenditure Strategic transformation expenses Relates to charges used on Company’s strategic transformation plan, which includes consulting fees and expenses from additional pricing and menu strategy work Employee benefits Relates to a change in benefits policy that occurred in Q2 2024 Impairments and store closing costs Relates to costs from store closures and impairment charges Goodwill impairment Relates to goodwill impairment charges 1 2 3 4 5 4Q2024 FY 2024 GAAP Net Income $18,139 $40,930 (+) Depreciation & Amortization 28,981 111,746 (+) Interest Expense 5,741 20,933 (+) Income Tax Benefit (1,664) (16,744) EBITDA $51,197 $156,865 Adjustments Share-based compensation, net 1,109 5,584 Restructuring expenses 0 1,643 CEO transition expenses 0 8,574 Strategic transformation expenses 5,057 16,603 Employee benefits 0 (5,284) Impairments and store closing costs 0 22,942 Goodwill impairment 0 4,690 Total Adjustments 6,166 54,752 Adjusted Reported EBITDA $57,363 $211,617 ($ IN THOUSANDS) 1 2 3 4 5 54

55 RECONCILIATION OF GAAP-BASIS OPERATING RESULTS TO NON-GAAP OPERATING RESULTS (UNAUDITED AND IN THOUSANDS) Fourth Quarter Ended 8/2/24 Margin 53rd Week Impact Twelve Months Ended 8/2/24 Margin 53rd Week Impact Revenue $ 894,387 100% $ 62,800 $ 3,470,762 100% $ 62,800 GAAP Net Income 18,139 2.0% $ 5,498 $ 40,930 1.2% $ 5,498 (+) Depreciation& amortization 28,981 3.2% 0 111,746 3.2% 0 (+) Interest expense 5,741 0.6% 402 20,933 0.6% 402 (+) Income tax benefit (1,664) (0.2)% (119) (16,744) (0.5)% (119) EBITDA $ 51,197 5.7% $ 5,781 $ 156,865 4.5% $ 5,781 Adjustments (+) CEO transition expenses 0 0.0% 0 8,574 0.2% 0 (+) Strategic transformation initiative expenses 5,057 0.6% 0 16,603 0.5% 0 (+) Corporate restructuring charge including separation with executive 0 0.0% 0 1,643 0.0% 0 (+) Share-based compensation, net 1,109 0.1% 0 5,584 0.2% 0 (-) Employee benefits policy change 0 0.0% 0 (5,284) (0.2)% 0 (+) Impairment and store closing costs 0 0.0% 0 22,942 0.7% 0 (+) Goodwill Impairment 0 0.0% 0 4,690 0.1% 0 Adjusted EBITDA $ 57,363 6.4% $ 5,781 $ 211,617 6.1% $ 5,781 Fourth Quarter Ended 7/28/23 Margin Twelve Months Ended 7/28/23 Margin Revenue $ 836,732 100% $ 3,442,808 100% GAAP Net Income 37,462 4.5% $ 99,050 2.9% (+) Depreciation& amortization 27,680 3.3% 104,485 3.0% (+) Interest expense 4,530 0.5% 17,006 0.5% (+) Income tax benefit (755) (0.1)% 4,561 0.1% EBITDA $ 68,917 8.2% $ 225,102 6.5% Adjustments (+) Share-based compensation, net 1,460 0.2% 9,045 0.3% (+) Impairment and store closing costs 0 0.0% 13,890 0.4% (+) Goodwill Impairment 0 0.0% 3,198 0.1% Adjusted EBITDA $ 70,377 8.4% $ 251,235 7.3%

On October 29, 2024, the Company issued the following press release. The press release was also posted by the Company to the Campaign Website.

Cracker Barrel Issues Presentation Highlighting Next Era of Value Creation

Outlines Strategic Transformation Plan to Drive Growth and Profitability

Highlights Risks that Sardar Biglari and Milena Alberti-Perez Pose to Shareholder Value Creation

Urges Shareholders to Vote “FOR ONLY” Cracker Barrel’s 10 Recommended Nominees on the WHITE Proxy Card Today

LEBANON, Tenn. – October 29, 2024 – Cracker Barrel Old Country Store, Inc. (“Cracker Barrel” or the “Company”) (Nasdaq: CBRL) today posted an investor presentation in connection with its Annual Meeting of Shareholders on November 21, 2024. The presentation underscores the deliberate and thoughtful actions taken by Cracker Barrel’s Board and leadership team to dramatically increase the pace of change and set a clearer path toward sustainable long-term growth. This includes the recruitment of a world-class CEO, Julie Masino, and the development and implementation of a long-term strategic transformation plan, which is showing early signs of success.

The presentation also highlights the significant risk of shareholder value destruction if Sardar Biglari and Milena Alberti-Perez are elected to the Board. The presentation outlines how Mr. Biglari offers no substantive solutions to Cracker Barrel’s challenges, brings a poor track record of performance in the restaurant space and even poorer track record with respect to corporate governance, and how Ms. Alberti-Perez brings no additive experience to the Board, has no demonstrated understanding of restaurant, retail, or consumer brands in general, and no first-hand knowledge of Cracker Barrel in particular.

This marks the seventh time Mr. Biglari has pursued a costly and distracting proxy contest in the last 13 years. Each time his prior contests came to a vote, shareholders rejected Mr. Biglari’s nominees and positions by significant and widening margins. The Board urges shareholders to reject Mr. Biglari once again, for the reasons outlined below and in the presentation, which can be found at CrackerBarrelShareholders.com.

Additional highlights of the presentation include:

The Cracker Barrel Board of Directors has taken and continues to take aggressive steps to enhance the Company’s performance. In recognition of the Company’s challenges and underperformance emerging from the pandemic, the Board recruited and appointed world-class executive Julie Masino as President and CEO to carve new paths for growth and usher in the next era of value creation for Cracker Barrel shareholders. Julie, with oversight from the Board, spent months to conduct a comprehensive, data-driven review of Cracker Barrel’s strategy and brand position, which led to the design of our strategic transformation plan.

The Company is executing on a long-term strategic transformation plan designed to return Cracker Barrel to growth and profitability. The plan includes key brand and operational changes that will drive relevance and deliver an experience existing and new guests love. The Company is acting with urgency and the plan is already taking hold: new menu items are resonating with guests; an optimized pricing initiative is delivering strong flow-through and value perception scores; a new loyalty program is delivering incremental sales and traffic; and the Company is seeing a lift in traffic and sales in remodeled pilot stores. As the Board and management team continue to accelerate the pace of change, the strategic transformation plan puts Cracker Barrel on a clear path to achieve its FY 2027 financial targets.

The Cracker Barrel Board has engaged extensively with Mr. Biglari over the years and is open-minded with regard to qualified nominees. In 2022, the Company added Biglari nominee Jody Bilney to the Board. Ms. Bilney has played an active role in the development of the transformation plan, and fully supports its implementation and the investment it requires. This year the Board is also recommending “For” the election of Mr. Biglari’s nominee, Michael Goodwin, based on the Board’s assessment that Mr. Goodwin’s technology and cybersecurity experience, and his knowledge of retail and consumer brands, would be additive. This recommendation reflects the Board’s continued openness toward including qualified shareholder representation on the Board. If shareholders accept the Board’s recommendations, Biglari nominees will comprise two of the Board’s ten directors (20% of the Board), which is significant representation.

Cracker Barrel made multiple attempts to settle with Mr. Biglari and avoid yet another unnecessary proxy contest, but Mr. Biglari refused. As part of these offers, the Board was willing to appoint two of Mr. Biglari’s original independent nominees following interviews by the Board’s Nominating and Corporate Governance committee. Mr. Biglari rejected each settlement offer outright and made it clear that his overriding goal is to personally join the Board. His insistence on a proxy contest appears to be about self-interest, not the best interests of all shareholders.

The Board believes that Biglari’s nominees Milena Alberti-Perez and Sardar Biglari, would jeopardize the momentum that is underway and risk derailing our progress. Ms. Alberti-Perez’s career has substantially been in the publishing sector and her financial turnaround expertise is not relevant to Cracker Barrel’s current situation. During her Board interview, she exhibited no understanding of Cracker Barrel or its business and even admitted to never having visited a Cracker Barrel. The Board believes Mr. Biglari’s interests are not aligned with other shareholders, and that he is looking to deploy his playbook of underinvesting and extracting capital – which has destroyed value at Steak ‘n Shake and Western Sizzlin. Mr. Biglari’s “plan” also includes paying an unsustainable dividend, which the Board believes is self-serving. Mr. Biglari has been criticized for poor business performance with his total shareholder return lagging the S&P 500 by large margins. He also has a long track record of poor corporate governance and outsized compensation.

Cracker Barrel’s recommended nominees are the right ones to advance the Company’s transformation. Cracker Barrel’s Board has been purpose-built with directors who have the skills and experience necessary to return Cracker Barrel to growth and deliver enhanced value for all shareholders. Mr. Biglari is targeting two directors, Carl Berquist and Meg Crofton, who have highly relevant backgrounds and experience, actively contributed to the development of the Company’s strategic transformation plan, and provide key oversight and stability for Cracker Barrel’s newly appointed CEO. Mr. Berquist is the former chief financial officer of Marriott International, with 40 years of financial and capital allocation experience and deep hospitality industry knowledge. During his tenure, Mr. Berquist helped lead the transformation of the Marriott brand and delivered total shareholder return of 350%. Ms. Crofton is the former president of Walt Disney Parks and Resorts, with 35 years of executive leadership at a beloved and iconic global experiential brand. She brings strategy and leadership experience, coupled with deep hospitality industry and foodservice and retail operations knowledge.

YOUR VOTE IS IMPORTANT. Whether or not you plan to virtually attend the Annual Meeting, please take a few minutes now to vote by Internet or by telephone by following the instructions on the WHITE proxy card you have received, or sign, date and return the WHITE proxy card in the postage-paid envelope provided. If you are a beneficial owner or you hold your shares in “street name,” please follow the voting instructions provided by your bank, broker or other nominee. Regardless of the number of Company shares you own, your presence by proxy is helpful to establish a quorum and your vote is important.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” ONLY CRACKER BARREL’S 10 RECOMMENDED NOMINEES ON THE WHITE PROXY CARD.

If you have any questions or require any assistance with voting your shares, please call the Company’s proxy solicitor:

OKAPI PARTNERS LLC

1212 Avenue of the Americas, 17th Floor

New York, NY 10036

Banks and Brokerage Firms, Please Call: (212) 297-0720

Shareholders and All Others Call Toll-Free: (855) 208-8902

Email: info@okapipartners.com

Forward-Looking Statements

Except for specific historical information, certain of the matters discussed in this communication may express or imply projections of items such as revenues or expenditures, statements of plans and objectives or future operations or statements of future economic performance. These and similar statements regarding events or results that Cracker Barrel Old Country Store, Inc. (“Cracker Barrel” or the “Company”) expects will or may occur in the future are forward-looking statements concerning matters that involve risks, uncertainties and other factors which may cause the actual results and performance of the Company to differ materially from those expressed or implied by such forward-looking statements. All forward-looking information is provided pursuant to the safe harbor established under the Private Securities Litigation Reform Act of 1995 and should be evaluated in the context of these risks, uncertainties and other factors. Forward-looking statements generally can be identified by the use of forward-looking terminology such as "trends," "assumptions," "target," "guidance," "outlook," "opportunity," "future," "plans," "goals," "objectives," "expectations," "near-term," "long-term," "projection," "may," "will," "would," "could," "expect," "intend," "estimate," "anticipate," "believe," "potential," "regular," "should," "projects," "forecasts," or "continue" (or the negative or other derivatives of each of these terms) or similar terminology.

The Company believes that the assumptions underlying any forward-looking statements are reasonable; however, any of the assumptions could be inaccurate, and therefore, actual results may differ materially from those projected in or implied by the forward-looking statements. In addition to the risks of ordinary business operations, factors and risks that may result in actual results differing from this forward-looking information include, but are not limited to risks and uncertainties associated with inflationary conditions with respect to the price of commodities, ingredients, transportation, distribution and labor; disruptions to the Company’s restaurant or retail supply chain; the Company’s ability to manage retail inventory and merchandise mix; the Company’s ability to sustain or the effects of plans intended to improve operational or marketing execution and performance, including the Company’s strategic transformation plan; the effects of increased competition at the Company’s locations on sales and on labor recruiting, cost, and retention; consumer behavior based on negative publicity or changes in consumer health or dietary trends or safety aspects of the Company’s food or products or those of the restaurant industry in general, including concerns about outbreaks of infectious disease; the effects of the Company’s indebtedness and associated restrictions on the Company’s financial and operating flexibility and ability to execute or pursue its operating plans and objectives; changes in interest rates, increases in borrowed capital or capital market conditions affecting the Company’s financing costs and ability to refinance its indebtedness, in whole or in part; the Company’s reliance on a single distribution facility and certain significant vendors, particularly for foreign-sourced retail products; information technology disruptions and data privacy and information security breaches, whether as a result of infrastructure failures, employee or vendor errors or actions of third parties; the Company’s compliance with privacy and data protection laws; changes in or implementation of additional governmental or regulatory rules, regulations and interpretations affecting tax, health and safety, animal welfare, pensions, insurance or other undeterminable areas; the actual results of pending, future or threatened litigation or governmental investigations; the Company’s ability to manage the impact of negative social media attention and the costs and effects of negative publicity; the impact of activist shareholders; the Company’s ability to achieve aspirations, goals and projections related to its environmental, social and governance initiatives; the Company’s ability to enter successfully into new geographic markets that may be less familiar to it; changes in land, building materials and construction costs; the availability and cost of suitable sites for restaurant development and the Company’s ability to identify those sites; the Company’s ability to retain key personnel; the ability of and cost to the Company to recruit, train, and retain qualified hourly and management employees; uncertain performance of acquired businesses, strategic investments and other initiatives that the Company may pursue from time to time; the effects of business trends on the outlook for individual restaurant locations and the effect on the carrying value of those locations; general or regional economic weakness, business and societal conditions and the weather impact on sales and customer travel; discretionary income or personal expenditure activity of the Company’s customers; implementation of new or changes in interpretation of existing accounting principles generally accepted in the United States of America ("GAAP"); and other factors described from time to time in the Company’s filings with the Securities and Exchange Commission (the “SEC”), press releases, and other communications. Any forward-looking statement made by the Company herein, or elsewhere, speaks only as of the date on which made. The Company expressly disclaims any intent, obligation or undertaking to update or revise any forward-looking statements made herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

Important Additional Information and Where to Find It

On October 9, 2024, Cracker Barrel filed a definitive proxy statement on Schedule 14A (the “Proxy Statement”) and an accompanying WHITE proxy card in connection with the solicitation of proxies for the 2024 Annual Meeting of Cracker Barrel shareholders (the “Annual Meeting”). INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain copies of these documents and other documents filed with the SEC by Cracker Barrel for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge in the Investors section of Cracker Barrel’s corporate website at www.crackerbarrel.com.

Participants

Cracker Barrel, its directors and its executive officers will be participants in the solicitation of proxies from Cracker Barrel shareholders in connection with the matters to be considered at the Annual Meeting. Information regarding the names of Cracker Barrel’s directors and executive officers and certain other individuals and their respective interests in Cracker Barrel by security holdings or otherwise is set forth in the Proxy Statement. To the extent holdings of such participants in Cracker Barrel's securities have changed since the amounts described in the Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3, Statements of Change in Ownership on Forms 4 or Annual Statement of Changes in Beneficial Ownership of Securities on Forms 5 filed with the SEC. Copies of these documents are or will be available at no charge and may be obtained as described in the preceding paragraph.

About Cracker Barrel Old Country Store®

Cracker Barrel Old Country Store, Inc. (Nasdaq: CBRL) is on a mission to bring craveable, delicious homestyle food and unique retail products to all guests while serving up memorable, distinctive experiences that make everyone feel welcome. Established in 1969 in Lebanon, Tenn., Cracker Barrel and its affiliates operate approximately 660 company-owned Cracker Barrel Old Country Store® locations in 44 states and own the fast-casual Maple Street Biscuit Company. For more information about the company, visit www.crackerbarrel.com.

CBRL-F

Investor Contact:

Adam Hanan

(615) 443-9887

Okapi Partners LLC

(855) 208-8902

Media Contact:

Heidi Pearce

(615) 235-4135

Leigh Parrish, Tim Lynch

Joele Frank, Wilkinson Brimmer Katcher

(212) 355-4449

On October 29, 2024, the Company updated the Campaign Website. A copy of the updated website content (other than that previously filed or filed herewith) can be found below.

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Forward-Looking Statements

Except for specific historical information, certain of the matters discussed in this filing may express or imply projections of items such as revenues or expenditures, statements of plans and objectives or future operations or statements of future economic performance. These and similar statements regarding events or results that Cracker Barrel Old Country Store, Inc. (“Cracker Barrel” or the “Company”) expects will or may occur in the future are forward-looking statements concerning matters that involve risks, uncertainties and other factors which may cause the actual results and performance of the Company to differ materially from those expressed or implied by such forward-looking statements. All forward-looking information is provided pursuant to the safe harbor established under the Private Securities Litigation Reform Act of 1995 and should be evaluated in the context of these risks, uncertainties and other factors. Forward-looking statements generally can be identified by the use of forward-looking terminology such as "trends," "assumptions," "target," "guidance," "outlook," "opportunity," "future," "plans," "goals," "objectives," "expectations," "near-term," "long-term," "projection," "may," "will," "would," "could," "expect," "intend," "estimate," "anticipate," "believe," "potential," "regular," "should," "projects," "forecasts," or "continue" (or the negative or other derivatives of each of these terms) or similar terminology.

The Company believes that the assumptions underlying any forward-looking statements are reasonable; however, any of the assumptions could be inaccurate, and therefore, actual results may differ materially from those projected in or implied by the forward-looking statements. In addition to the risks of ordinary business operations, factors and risks that may result in actual results differing from this forward-looking information include, but are not limited to risks and uncertainties associated with inflationary conditions with respect to the price of commodities, ingredients, transportation, distribution and labor; disruptions to the Company’s restaurant or retail supply chain; the Company’s ability to manage retail inventory and merchandise mix; the Company’s ability to sustain or the effects of plans intended to improve operational or marketing execution and performance, including the Company’s strategic transformation plan; the effects of increased competition at the Company’s locations on sales and on labor recruiting, cost, and retention; consumer behavior based on negative publicity or changes in consumer health or dietary trends or safety aspects of the Company’s food or products or those of the restaurant industry in general, including concerns about outbreaks of infectious disease; the effects of the Company’s indebtedness and associated restrictions on the Company’s financial and operating flexibility and ability to execute or pursue its operating plans and objectives; changes in interest rates, increases in borrowed capital or capital market conditions affecting the Company’s financing costs and ability to refinance its indebtedness, in whole or in part; the Company’s reliance on a single distribution facility and certain significant vendors, particularly for foreign-sourced retail products; information technology disruptions and data privacy and information security breaches, whether as a result of infrastructure failures, employee or vendor errors or actions of third parties; the Company’s compliance with privacy and data protection laws; changes in or implementation of additional governmental or regulatory rules, regulations and interpretations affecting tax, health and safety, animal welfare, pensions, insurance or other undeterminable areas; the actual results of pending, future or threatened litigation or governmental investigations; the Company’s ability to manage the impact of negative social media attention and the costs and effects of negative publicity; the impact of activist shareholders; the Company’s ability to achieve aspirations, goals and projections related to its environmental, social and governance initiatives; the Company’s ability to enter successfully into new geographic markets that may be less familiar to it; changes in land, building materials and construction costs; the availability and cost of suitable sites for restaurant development and the Company’s ability to identify those sites; the Company’s ability to retain key personnel; the ability of and cost to the Company to recruit, train, and retain qualified hourly and management employees; uncertain performance of acquired businesses, strategic investments and other initiatives that the Company may pursue from time to time; the effects of business trends on the outlook for individual restaurant locations and the effect on the carrying value of those locations; general or regional economic weakness, business and societal conditions and the weather impact on sales and customer travel; discretionary income or personal expenditure activity of the Company’s customers; implementation of new or changes in interpretation of existing accounting principles generally accepted in the United States of America ("GAAP"); and other factors described from time to time in the Company’s filings with the Securities and Exchange Commission (the “SEC”), press releases, and other communications. Any forward-looking statement made by the Company herein, or elsewhere, speaks only as of the date on which made. The Company expressly disclaims any intent, obligation or undertaking to update or revise any forward-looking statements made herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

Important Additional Information and Where to Find It

On October 9, 2024, Cracker Barrel filed a definitive proxy statement on Schedule 14A (the “Proxy Statement”) and an accompanying WHITE proxy card in connection with the solicitation of proxies for the 2024 Annual Meeting of Cracker Barrel shareholders (the “Annual Meeting”). INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain copies of these documents and other documents filed with the SEC by Cracker Barrel for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge in the Investors section of Cracker Barrel’s corporate website at www. crackerbarrel.com.

Participants in the Solicitation

Cracker Barrel, its directors and its executive officers will be participants in the solicitation of proxies from Cracker Barrel shareholders in connection with the matters to be considered at the Annual Meeting. Information regarding the names of Cracker Barrel’s directors and executive officers and certain other individuals and their respective interests in Cracker Barrel by security holdings or otherwise is set forth in the Proxy Statement. To the extent holdings of such participants in Cracker Barrel’s securities have changed since the amounts described in the Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3, Statements of Change in Ownership on Forms 4 or Annual Statement of Changes in Beneficial Ownership of Securities on Forms 5 filed with the SEC. Copies of these documents are or will be available at no charge and may be obtained as described in the preceding paragraph.